Goodwill and Identifiable Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill and Identifiable Intangible Assets

Note 12 — Goodwill and Identifiable Intangible Assets

Goodwill

Goodwill represents the purchase price of acquisitions in excess of the amounts assigned to acquired tangible or intangible assets and assumed liabilities. Amounts allocated to goodwill are tax deductible in all relevant jurisdictions. The goodwill is attributable to the synergies expected to arise from the combined businesses.

As a result of its acquisition of the Angel® Business, Cytomedix recorded goodwill of approximately $707,000. The table below sets forth the changes in the carrying amount of goodwill for the period indicated:

Goodwill – January 1, 2010	$—
Increase due to Angel® acquisition	706,823
Goodwill – December 31, 2010	706,823
Change in 2011	—
Goodwill – December 31, 2011	$706,823

Prior to the acquisition of the Angel® Business, the Company had no goodwill. It is the Company’s policy to conduct an impairment test of goodwill on an annual basis as of October 1 of each year. The Company will also conduct tests if events occur or circumstances change that would, more likely than not, reduce the fair value of the Company below its carrying value. The Company determined that there was no impairment per its test as of October 1, 2011 and no such triggering events were identified during the quarter ended December 31, 2011.

Identifiable Intangible Assets

Cytomedix’s identifiable intangible assets consist of trademarks, technology (including patents), and customer relationships. These assets were a result of the Angel® Business acquisition. Those intangible assets, and the associated accumulated amortization, are as follows:

	December 31, 2011	December 31, 2010
Trademarks	$320,000	$320,000
Technology	2,355,000	2,355,000
Customer relationships	708,000	708,000
Total	$3,383,000	$3,383,000
Less accumulated amortization	(466,958)	(200,125)
	$2,916,042	$3,182,875

Cytomedix reevaluates the recoverability of its identifiable, definitive lived intangible assets when changes in circumstances indicate the asset’s value may be impaired. If such indicators are identified the Company then would evaluate the assets to determine the amount of such impairment, if any. No such indicators have been identified since the acquisition. Amortization expense of approximately $157,000 was recorded to cost of sales and approximately $110,000 was recorded to general and administrative expense in the year ended December 31, 2011. Annual amortization expense based on our existing intangible assets and their estimated useful lives is expected to be approximately:

2012	267,000
2013	267,000
2014	267,000
2015	267,000
2016	267,000
Thereafter	1,582,000